                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               APPLIED POWER INC.
                (Name of Registrant as Specified in Its Charter)


                               APPLIED POWER INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11

         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
         4)      Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
         2)      Form, Schedule or Registration Statement No.:
         3)      Filing Party:
         4)      Date Filed:






- - -------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
    APPLIED POWER INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of APPLIED POWER INC., a Wisconsin corporation, will be held at the University Club, 924 East Wells Street, Milwaukee, Wisconsin on Monday, January 9, 1995, at 3:30 p.m., Central Time, for the following purposes:

    1.  To elect a Board of six directors; and

    2. To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the accompanying Proxy Statement.

    The Board of Directors has fixed the close of business on November 16, 1994 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER YOUR HOLDINGS ARE LARGE OR SMALL. IF FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                              By Order of the Board of Directors


                                              Anthony W. Asmuth III
                                                Secretary
Milwaukee, Wisconsin
November 23, 1994

                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600

                                PROXY STATEMENT

                    THIS PROXY STATEMENT WAS FIRST MAILED TO
                   SHAREHOLDERS ON OR ABOUT NOVEMBER 23, 1994

    Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of proxy for such Meeting solicited by the Board of Directors of Applied Power Inc. (the "Company"). The 1994 Annual Report to Shareholders, which accompanies this Proxy Statement, contains financial statements and certain other information concerning the Company. The Annual Report and such financial statements are neither a part of this Proxy Statement nor incorporated herein by reference.

    The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified on such proxies. A proxy may be revoked at any time before it is exercised. The cost of soliciting proxies, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by the Company. No solicitation other than by mail is contemplated, except that officers and employees of the Company may solicit the return of proxies from certain shareholders by telephone. Shares held for the accounts of participants in the Company's Employee Stock Purchase Plan ("ESPP") and Employee Stock Ownership Plan ("ESOP") will be voted in accordance with the instructions of the participants or otherwise in accordance with the terms of such plans.

    A majority of the votes entitled to be cast by shares entitled to vote, represented in person or by proxy, constitutes a quorum for action on a matter at the Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are considered present for purposes of establishing a quorum but will have no effect on the election of directors except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes. Votes attempted to be cast against a candidate are not given legal effect and are not counted as votes cast in an election of directors.

    On November 16, 1994, the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders, the Company's outstanding capital stock consisted of 13,226,842 shares of Class A Common Stock ("Common Stock"). Each share of Common Stock outstanding on the record date is entitled to one vote on all matters submitted at the Meeting.

                           CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of November 16, 1994 unless otherwise indicated, certain information with respect to the beneficial ownership of Common Stock by each person known to management to be the beneficial owner of more than 5% of the Common Stock, by each executive officer of the Company named in the Summary Compensation Table below and by the Company's executive officers and directors as a group. Briefly stated, shares are deemed to be beneficially owned by any person or group having the power to vote or direct the vote or the power to dispose or direct the disposition of such shares, or who has the right to acquire beneficial ownership thereof within 60 days.

                                                                                AMOUNT AND
                                                                                NATURE OF
                                                                                BENEFICIAL      PERCENT
BENEFICIAL OWNER                                                               OWNERSHIP<F1>    OF CLASS
- - ----------------                                                               ------------    --------
Brinson Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .          683,000<F2>       5.2%
   209 South LaSalle Street
   Suite 1100
   Chicago, IL  60604-1295

Barbara B. Buzard . . . . . . . . . . . . . . . . . . . . . . . . . . .          951,330<F3>       7.2%
   6144 North Brumder Road
   Hartland, WI  53029

Firstar Trust Company . . . . . . . . . . . . . . . . . . . . . . . . .        1,352,071<F3><F4>  10.2%
   777 East Wisconsin Avenue
   Milwaukee, WI  53202

J.P. Morgan & Co. Incorporated  . . . . . . . . . . . . . . . . . . . .        1,877,700<F5>      14.2%
   60 Wall Street
   New York, NY  10260

RCM Capital Management  . . . . . . . . . . . . . . . . . . . . . . . .          767,100<F6>       5.8%
   Four Embarcadero Center, Suite 2900
   San Francisco, CA  94111

Richard G. Sim  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          684,101<F7>       5.0%
   13000 West Silver Spring Drive
   Butler, WI  53007

William J. Albrecht . . . . . . . . . . . . . . . . . . . . . . . . . .           25,136<F8>        *
Robert G. Deuster . . . . . . . . . . . . . . . . . . . . . . . . . . .           97,358<F9>        *
David L. Harbert  . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,237<F10>       *
Theodore M. Lecher  . . . . . . . . . . . . . . . . . . . . . . . . . .           39,587<F11>       *
All Executive Officers and Directors as a Group (18 persons)  . . . . .        1,296,603<F12>      9.4%
- - -------------------------

     *Less than 1%.





                                       2

<F1>
     Unless otherwise noted, the specified persons have sole voting power and/or dispositive power over the shares shown as beneficially owned.
<F2>
     As reported on Form 13F, dated June 30, 1994, reporting (for its two institutional investment manager affiliates, Brinson Partners, Inc. and Brinson Trust Company) sole voting power as to 569,000 shares and sole dispositive power as to 683,000 shares.
<F3>
     Includes 543,350 shares held by a trust with respect to which Barbara B. Buzard, Donald S. Buzard and Firstar Trust Company share voting and dispositive power.
<F4>
     Includes 728,133 shares held by Firstar Trust Company as trustee of the Company's ESOP wherein the voting of such shares and their disposition in a tender offer is directed by the participants but the trustee has the power of disposition in all other circumstances, and 80,588 additional shares of Common Stock of which Firstar Trust Company shares voting power and/or the power of disposition. Excludes 49,250 shares held by Firstar Trust Company as administrator of the ESPP; under such plan the administrator does not have discretion as to disposition, and voting of the shares is directed by the participants.
<F5>
     As reported on Amendment No. 4 to Schedule 13G, dated December 31, 1993, reporting sole voting power as to 1,482,200 shares and sole dispositive power as to 1,877,700 shares.
<F6>
     As reported on Schedule 13G, dated December 31, 1993, reporting sole voting power as to 722,400 shares and sole dispositive power as to 767,100 shares. RCM Limited L.P., the general partner of RCM Capital Management, and RCM General Corporation, the general partner of RCM Limited L.P., may be deemed to have beneficial ownership of securities managed by RCM Capital Management.
<F7>
     Includes options to purchase 357,971 shares exercisable currently or within 60 days of the record date and 2,044 shares allocated to his ESOP account.
<F8>
     Includes options to purchase 23,950 shares exercisable currently or within 60 days of the record date and 1,186 shares allocated to his ESOP account.
<F9>
     Includes options to purchase 92,775 shares exercisable currently or within 60 days of the record date and 1,708 shares allocated to his ESOP account.
<F10>
     Includes 737 shares allocated to his ESOP account.
<F11>
     Includes options to purchase 37,600 shares exercisable currently or within 60 days of the record date and 1,911 shares allocated to his ESOP account.
<F12>
     Includes options to purchase 631,018 shares exercisable currently or within 60 days of the record date, 12,500 shares allocated to executive officers' ESOP accounts and 212,196 shares held by certain trusts with respect to which certain officers have voting power and the power of disposition.

     The beneficial ownership information set forth above, and below under "Election of Directors," is based on information furnished by the specified persons or known to the Company and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

     At the Meeting, six directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected. It is the intention of the persons named in the accompanying form of proxy to nominate as directors and, unless otherwise specified in a proxy by a shareholder, to vote such proxy for the election of the persons named below.
In the event any of the nominees should become unable to serve as a director, an eventuality which management has no reason to believe will occur, proxies may be voted for another nominee. Each person named below is presently serving as a director of the Company.

                                                                                        COMMON STOCK
                                                                                     BENEFICIALLY OWNED
                                                                                    AT NOVEMBER 16, 1994
                                                                                    --------------------
                                                                           DIRECTOR   NUMBER     PERCENT
          NAME AND PRINCIPAL OCCUPATION                              AGE     SINCE   OF SHARES  OF CLASS
          -----------------------------                              ---    ------- ----------- --------
Jack L. Heckel <F1><F2> . . . . . . . . . . . . . . . . . . . . .     63     1993      2,000<F4>     *
   Retired President and Chief Operating Officer, GenCorp.
   Inc. (manufacturer of aerospace and defense, polymer and
   automotive products)

Richard M. Jones <F1><F3> . . . . . . . . . . . . . . . . . . . .     67     1989      8,000<F5>     *
   Retired Chairman of the Board and Chief Executive
   Officer, Guaranty Federal Savings Bank

Richard A. Kashnow <F2><F3> . . . . . . . . . . . . . . . . . . .     52     1993      2,500<F4>     *
   President, Schuller International Group, Inc.
   (manufacturer of fiber glass products)

L. Dennis Kozlowski . . . . . . . . . . . . . . . . . . . . . . .     48     1994           0        *
   Chairman of the Board, President and Chief Executive
   Officer, Tyco International Ltd. (manufacturer of
   fire protection systems, underwater communications
   and power cables, circuit boards and other products)

Richard G. Sim  . . . . . . . . . . . . . . . . . . . . . . . . .     50     1985    684,101<F6>    5.0%
   Chairman of the Board, President and Chief Executive
   Officer, Applied Power Inc.

Raymond S. Troubh <F1><F3>  . . . . . . . . . . . . . . . . . . .     68     1985     66,250<F5>     *
   Financial Consultant
- - -------------------------

     *Less than 1%.
<F1>
     Member of the Compensation Committee of the Board of Directors.
<F2>
     Member of the Audit Committee of the Board of Directors.
<F3>
     Member of the Nominating Committee of the Board of Directors.
<F4>
     Includes option to purchase 1,000 shares exercisable currently or within 60 days of the record date.
<F5>
     Includes options to purchase 5,000 shares exercisable currently or within 60 days of the record date.
<F6>
     Includes options to purchase 357,971 shares exercisable currently or within 60 days of the record date and 2,044 shares allocated to his ESOP account.

     All of the directors have held positions with the Company or other organizations shown in the above table during the past five years, except that
(i) Jack L. Heckel was President and Chief Operating Officer of GenCorp. Inc. from January 1987 through December 1993; (ii) Richard M. Jones was Chairman of the Board and Chief Executive Officer of Guaranty Federal Savings Bank from January 1989 through December 1991; (iii) Richard A. Kashnow was Senior Vice President and General Manager of Manville Corporation from September 1987 through April 1991; and (iv) L. Dennis Kozlowski was named President of Tyco

International Ltd. in December 1989, its Chief Executive Officer in July 1992 and its Chairman of the Board in January 1993.

     Jack L. Heckel is a director of WD-40 Co. and Advanced Tissue Sciences, Inc. Richard M. Jones is a director of Baker, Fentress & Co., Guaranty Federal Savings Bank, Illinois Tool Works Inc. and MCI Communications Corporation. Richard A. Kashnow is a director of Schuller International Group, Inc. L. Dennis Kozlowski is a director of Tyco International Ltd. and Thiokol Corporation. Richard G. Sim is a director of The Gehl Company and IPSCO Inc. Raymond S. Troubh is a director of ADT Limited, American Maize-Products Co., America West Airlines, Inc., ARIAD Pharmaceuticals, Inc., Becton Dickinson and Company, Benson Eyecare Corporation, Foundation Health Corporation, General American Investors Company, Inc., Manville Corporation, Olsten Corporation, Petrie Stores Corporation, Riverwood International Corporation, Time Warner Inc., Triac Companies, Inc. and Wheeling-Pittsburgh Corporation.

              BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     There were five meetings of the Board of Directors, two meetings of the Audit Committee, three meetings of the Compensation Committee and one meeting of the Nominating Committee during the year ended August 31, 1994. During the period in the last fiscal year in which they served, all members of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and all the committees on which they served.

     The Audit Committee of the Board of Directors (i) reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants; (ii) reviews with the independent accountants, and with the Company's management, policies and procedures with respect to internal auditing and financial and accounting controls; and (iii) reviews with the independent accountants their reports on the Company's financial statements and recommendations they make for improvements in the Company's internal controls and the implementation of such recommendations.

     The Compensation Committee of the Board of Directors determines the compensation of the Company's executive officers, awards bonuses to such key management personnel as the Committee selects and administers the Company's stock option plans.

     The Nominating Committee of the Board of Directors seeks qualified persons for the position of director to recommend to the entire Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material, may be sent to the Secretary of the Company at its corporate offices.

     For the 1994 fiscal year, directors who were not employees of the Company were paid an annual retainer of $16,000 for serving on the Board of Directors and an attendance fee of $1,000 for each Board of Directors meeting and committee meeting attended. Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees. Each non-employee director also receives an option each year to purchase 1,000 shares of Common Stock under the 1989 Outside Directors' Stock Option Plan (the "1989 Plan"). The 1989 Plan is intended to promote the growth and development of the Company by providing incentives for non-employee directors of the Company through the grant to such directors of nonqualified stock options to acquire shares of Common Stock. There is no discretion as to the amount or timing of options to be granted, which are fixed by the terms of the 1989

Plan. The exercise price at which shares may be purchased under each option is equal to the fair market value of the shares on the date of grant. Options are not exercisable until eleven months after the date of grant and then become fully exercisable, in whole or in part, at any time prior to their expiration or termination. Unless earlier exercised or terminated, the expiration date of each option granted under the 1989 Plan is ten years and one day after the date of grant. All of the non-employee directors, except Mr. Kozlowski, were granted options in fiscal 1994 for 1,000 shares of Common Stock at an exercise price of $16.6875 per share. Mr. Kozlowski will first be eligible for an option grant under the 1989 Plan after the 1995 Annual Meeting of Shareholders. At November 16, 1994, options for 4,000 shares had been exercised, options for 16,000 shares were outstanding and 40,000 shares were reserved for future grants under the 1989 Plan.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Development of Compensation Approach and Objectives. The Compensation Committee of the Board of Directors establishes all of the policies under which compensation is paid or awarded to the Company's executive officers, and determines the amount of such compensation. No member of the Committee is employed by the Company. The Committee's objective is to develop a total compensation program that is competitive in the marketplace and which provides significant incentive to increase shareholder value. Each year the Committee reviews the executive compensation policies with respect to the market competitiveness of the program, and then determines what changes, if any, are appropriate in the compensation program for the following year. Compensation of the Company's executive officers currently consists of three key elements-- salary, bonus and stock options.

     The Committee retains an independent outside consultant who provides data regarding compensation practices in U.S. manufacturing companies. Competitive pay standards are based upon the results of several compensation surveys, including comparisons with approximately three hundred manufacturing companies. This data, along with management's recommendations for particular executive officer compensation, and information on an executive's experience, expertise and demonstrated performance, is reviewed by the Committee. The total value of each executive's pay standard is intended to equal the competitive median for like positions in companies of similar size and type, but the mix of compensation is atypical. Specifically, cash compensation is lower than the median: salary standards are targeted at 95% of the market median and target bonuses are set at 70% of the market median. Stock option grants, on the other hand, are above the median for other companies in order to bring the total compensation opportunity up to competitive market standards. This compensation mix is designed to encourage a continued focus on building shareholder value. While the Committee does exercise its discretion to vary compensation from these guidelines, in general, it has followed this approach in determining executive officer compensation.

     Stock options are granted annually to executive officers. Options may also be granted to other key employees whose present and future contributions are especially important to the Company. All option grants are priced at 100% of market value as of the date of grant. Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.

     The Committee values stock option grants at 50% of the exercise price. This is an estimate of the present value of the expected gain from an option as of the date of grant. This valuation method is recommended by the Committee's independent consultant because it reflects the average discounted value of the actual gains produced by options granted by U.S. industrial firms over the past several decades. The Committee favors the simplicity of this 50% estimate and believes it to be as good a prediction of the actual gains and costs of an option grant as other methods.

     Key Measurement Criteria for Bonuses. Bonus payments are made to each executive based upon the degree of achievement of each year's financial and personal objectives. An executive may receive more, or less, than the target bonus based on actual business results and satisfaction of executive-specific goals.

     Each executive responsible for a business unit is measured principally by the performance of that unit. The measuring index utilized is "Combined Management Measure" ("CMM"), which is unit operating profit less a charge based upon the net assets employed by the unit. In fiscal 1994, CMM constituted 80% of the bonus measurement. The remaining 20% of a business unit executive's bonus was based on other goals specific to the individual, such as sales growth or business development in specified markets. For the fiscal year ended August 31, 1994, bonuses earned and paid to business unit executives ranged from 20% to 113% of their target bonuses and averaged 65% of such target bonuses.

     Bonus payments for Company executives not in charge of business units are primarily determined by the performance of the Company as a whole. For fiscal 1994, 40% of such an executive's bonus was based on the Company's return on net assets and 40% on the Company's earnings per share for the period. The remaining 20% of such a bonus was based on the degree of accomplishment of certain pre-determined projects related to each executive's area of responsibility. For the fiscal year ended August 31, 1994, bonuses earned and paid to this group ranged from 67.5% to 86.3% of their target bonuses and averaged 81.4% of such target bonuses.

     Chief Executive Officer Compensation. Competitive data provided by the Committee's independent consultant established a total compensation value of $991,000 for the chief executive officer position. Following the compensation philosophy described above for the executive officers, the compensation opportunity for Richard G. Sim, the Company's Chief Executive Officer, consisted of a salary of $362,000 (95% of the market median), a target bonus of $213,000 (70% of the market median) and a stock option grant valued at $416,000 (52,000 shares valued at 50% of the exercise price).

     Mr. Sim's fiscal 1994 salary of $362,000 remained unchanged from the prior year. Mr. Sim's fiscal 1994 bonus was based solely on Company performance, 50% of which was measured by return on net assets and 50% by earnings per share. Mr. Sim's fiscal 1994 bonus of $176,620, which represents 82.9% of his target bonus, reflects attainment of 92.5% of the Company's return on net assets target and 73.3% of the Company's earnings per share target.

     Tax Deductibility of Executive Compensation. Beginning in 1994, Section 162(m) of the Internal Revenue Code limits the Company's federal income tax deduction to $1,000,000 per year for compensation to its chief executive officer or any of its four other highest paid executive officers. Performance-based compensation is not, however, generally subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied. In order to preserve the deductibility of performance-based compensation, the Company will seek to comply with Section 162(m) of the Internal Revenue Code to the extent such compliance is practicable and in the best interests of the Company and its shareholders.

                                        Richard M. Jones, Chairman
                                        Jack L. Heckel
                                        Raymond S. Troubh

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of fiscal 1994 for services rendered to the Company and its subsidiaries during fiscal 1994 ("named executive officers"). Also included in the table is compensation information for those individuals for fiscal years 1992 and 1993.

                                                      ANNUAL               LONG-TERM
                                                    COMPENSATION          COMPENSATION
                                              -----------------------  ------------------
                                                                             AWARDS
                                                                          -----------          ALL OTHER
                                                                     SECURITIES UNDERLYING   COMPENSATION
  NAME AND PRINCIPAL POSITION          YEAR    SALARY($)    BONUS($)   OPTIONS/SARS(#)<F1>      ($)<F2>
  ---------------------------          ----    ---------    --------  -----------------------------------
Richard G. Sim
   Chairman, President and
   Chief Executive Officer             1994     362,000     176,620          52,000            11,515
   Chairman, President and
   Chief Executive Officer             1993     362,000           0          52,000            39,917
   Chairman, President and
   Chief Executive Officer             1992     350,000     152,646          43,500            33,962

Robert G. Deuster
   Senior Vice President,
   Distributed Products Group          1994     186,664      14,400          13,625             5,739
   Vice President;
   President of Barry Controls         1993     180,000      96,864          14,500             5,739
   Vice President;
   President of Barry Controls         1992     160,000           0           9,400             5,739

William J. Albrecht
   Senior Vice President,
   Engineered Solutions Group          1994     162,672      51,374          15,875            12,310
   Vice President; President
   of APITECH/Power-Packer             1993     140,000      23,068          15,500            11,982
   Vice President; President
   of APITECH/Power-Packer             1992     115,000      34,801           9,400             8,758

David L. Harbert <F3>
   Senior Vice President and
   Chief Financial Officer             1994     210,000      55,810          16,000            21,508
   Senior Vice President and
   Chief Financial Officer             1993     210,000      53,742          30,000            20,093

Theodore M. Lecher
   Vice President; President of
   GB Electrical                       1994     150,000      61,020          11,750             5,329
   Vice President; President of
   GB Electrical                       1993     144,000      65,308          12,000             5,329
   Vice President; President of
   GB Electrical                       1992     135,000      33,877          10,200             5,029





                                       8

<F1>
     Consists entirely of stock options. In July or August of each year, the Compensation Committee awards options applicable to the executive's compensation for the following fiscal year. Option awards listed for a given fiscal year reflect the option grant which was made at the end of the prior fiscal year.
<F2>
     The 1994 amounts represent the Company's 401(k) matching contributions as follows: Mr. Sim - $300, Mr. Deuster - $300, Mr. Albrecht - $0, Mr. Harbert - $300 and Mr. Lecher - $300; Company allocations under the ESOP as follows: Mr. Sim - $0, Mr. Deuster - $0, Mr. Albrecht - $5,572, Mr. Harbert - $7,912 and Mr. Lecher - $0; and premiums paid by the Company for split-dollar life insurance as follows: Mr. Sim - $11,215, Mr. Deuster - $5,349, Mr. Albrecht -$6,738, Mr. Harbert - $13,296 and Mr. Lecher - $5,029.
<F3>
     Mr. Harbert joined the Company on September 1, 1992 and ceased to be an executive officer of the Company on September 30, 1994.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants during the last fiscal year to the named executive officers. No stock appreciation rights ("SARs") were granted in fiscal 1994. These grants comprise the stock option element of the executive's fiscal 1995 compensation.


                                                                                                POTENTIAL REALIZABLE
                                             INDIVIDUAL GRANTS                                   VALUE AT ASSUMED
                         --------------------------------------------------------------------     ANNUAL RATES OF
                        NUMBER OF                                                                   STOCK PRICE
                        SECURITIES                                                                APPRECIATION FOR
                        UNDERLYING    PERCENT OF TOTAL OPTIONS/SARS   EXERCISE OR                   OPTION TERM<F3>
                       OPTIONS/SARS    GRANTED TO EMPLOYEES IN        BASE PRICE    EXPIRATION  -------------------
     NAME               GRANTED(#)           FISCAL YEAR<F1>             ($/SH)       DATE<F2>       5%($)    10%($)
     ----             --------------         -----------            ------------  ---------      -------  --------
Richard G. Sim           49,900               25.5%                   21.375        7/28/04       670,793  1,699,860
Robert G. Deuster        19,900               10.2%                   21.375        7/28/04       267,510    677,900
William J. Albrecht      17,800                9.1%                   21.375        7/28/04       239,281    606,363
David L. Harbert              0                  0%                       --             --             0          0
Theodore M. Lecher        8,100                4.1%                   21.375        7/28/04       108,886    275,929

_________________________

<F1>
     Based on stock option grants for 195,400 shares to all employees during the fiscal year ended August 31, 1994.
<F2>
     Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.
<F3>
     The dollar amounts under these columns are the result of calculations at 5% and 10% appreciation rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Common Stock price.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
VALUES

     The following table sets forth information for each of the named executive officers concerning the number and value of stock options outstanding at the end of the fiscal year. None of the named executive officers exercised options during the last fiscal year. No SARs are outstanding.

                                                    NUMBER OF SECURITIES
                                                   UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                   OPTIONS/SARS AT FISCAL       IN-THE-MONEY OPTIONS/SARS
                                                        YEAR-END(#)              AT FISCAL YEAR-END($)<F1>
                                               -----------------------------  ------------------------------
        NAME                                    EXERCISABLE UNEXERCISABLE<F2>   EXERCISABLE UNEXERCISABLE<F2>
        ----                                    ----------- ----------------   ----------- ----------------
Richard G. Sim  . . . . . . . . . . . . . . .      357,971      169,150         1,738,154      707,225
Robert G. Deuster . . . . . . . . . . . . . .       92,775       50,975           849,952      189,781
William J. Albrecht . . . . . . . . . . . . .       23,950       51,625           115,197      219,444
David L. Harbert  . . . . . . . . . . . . . .            0       46,000                 0      310,375
Theodore M. Lecher  . . . . . . . . . . . . .       37,600       36,450           175,325      161,038

_________________________

<F1>
     Based on the $22.25 closing price of the Common Stock on the New York Stock Exchange at the end of the fiscal year.
<F2>
     Represents unvested options at the end of fiscal 1994.

PERFORMANCE GRAPHS

     The following graph shows the cumulative total shareholder return on the Common Stock during the preceding five fiscal years as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 31, 1989 in the Common Stock and each index and that all dividends were reinvested.





                              [ 1989-1994 GRAPH ]

                                          1989         1990       1991       1992         1993      1994
                                          ----         ----       ----       ----         ----      ----
 APPLIED POWER                           $100.00      $83.03    $ 75.42    $ 73.63     $ 80.73     $107.14

 S&P 500 INDEX                            100.00       95.01     120.58     130.13      149.93      158.13

 S&P DIV. MFG. INDEX                      100.00       90.58     115.45     113.56      142.77      159.79

     The following graph shows the cumulative total shareholder return on the Common Stock since it became publicly traded on August 6, 1987 through August 31, 1994 as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 6, 1987 in the Common Stock and each index and that all dividends were reinvested.





                             [ 8/6/87-1994 GRAPH ]





                       8/6/87        1987      1988     1989       1990       1991      1992      1993       1994
                       ------        ----      ----     ----       ----       ----      ----      ----       ----
 APPLIED POWER         $100.00     $111.43   $220.26   $278.08   $230.88    $209.72   $204.74    $224.51    $297.95

 S&P 500 INDEX          100.00      102.39     83.97    116.92    111.09     140.98    152.15     175.30     184.89

 S&P DIV. MFG.
 INDEX                  100.00      102.88     84.39    104.87     94.99     121.07    119.09     149.71     167.57

EMPLOYMENT AGREEMENT

     The Company entered into an agreement with Richard G. Sim in May 1994 which supersedes his employment agreement originally entered into in July 1985. The new agreement provides that if Mr. Sim's employment with the Company is terminated as a result of his death or permanent disability, he or his beneficiary will receive his then current salary for a period of one year following such termination and a pro rata portion of any bonus award earned for the fiscal year in which such termination occurs. The agreement requires the Company to maintain Mr. Sim's coverage under its present long-term disability benefit plan or a substantially similar plan providing at least comparable benefits. In the event that Mr. Sim qualifies for a long-term disability benefit, the Company will supplement any plan benefit payable to Mr. Sim to the extent necessary to provide a total long-term disability benefit payment that is equal to 30% of his then base pay. Such supplemental benefit will be provided at no cost to Mr. Sim.

                               OTHER INFORMATION

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based on information available to it, the Company is not aware that any director, officer or beneficial owner of 10% or more of the Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the last fiscal year, except that Mr. Michael D. O'Toole, a former officer of the Company, inadvertently failed to file on a timely basis after leaving the Company, three reports relating to twelve transactions involving the simultaneous exercise of Company stock options and sale of the underlying Common Stock and one additional sale of Common Stock. These late filings were cured promptly after Mr. O'Toole became aware of them.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending August 31, 1995. The Company expects that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and have the opportunity to make a statement if they desire.

SHAREHOLDER PROPOSALS

     Shareholder proposals must be received by the Company no later than July 26, 1995 in order to be considered for inclusion in next year's annual meeting proxy statement.

ADDITIONAL MATTERS

     Management is not aware of any matters which will be presented for action at the Meeting other than the proposal set forth in the Notice of Annual Meeting and described herein. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising the authority conferred thereby.

                                              By Order of the Board of Directors



                                              Anthony W. Asmuth III
                                                Secretary
Milwaukee, Wisconsin
November 23, 1994

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE.

     COPIES OF THE COMPANY'S FORM 10-K ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE, FREE OF CHARGE, UPON REQUEST DIRECTED TO ROBERT C. ARZBAECHER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED POWER INC., P.O. BOX 325, MILWAUKEE, WISCONSIN 53201.

                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 9, 1995
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Monday, January 9, 1995, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.  Election of Directors     [ ] FOR all nominees listed below (except      [ ] WITHHOLD AUTHORITY to vote for all nominees
                                  as marked to the contrary below)               listed below


  JACK L. HECKEL, RICHARD M. JONES, RICHARD A. KASHNOW, L. DENNIS KOZLOWSKI,
                     RICHARD G. SIM AND RAYMOND S. TROUBH

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.


                          (Continued on reverse side)




                         (Continued from reverse side)

                                      ESOP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                    Dated:  _____________________________, 19___

                                    __________________________________________

                                    __________________________________________
                                    Signature(s) of Shareholder(s)

                                    PLEASE SIGN PERSONALLY AS NAME APPEARS
                                    AT LEFT.  When signing as attorney,
                                    executor, administrator, personal
                                    representative, trustee or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If stock is held in the name of two or more persons, all should sign.

  PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE -
                              PLEASE DO NOT FOLD

                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 9, 1995
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Monday, January 9, 1995, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.  Election of Directors     [ ] FOR all nominees listed below (except     [ ] WITHHOLD AUTHORITY to vote for all nominees
                                  as marked to the contrary below)              listed  below


  JACK L. HECKEL, RICHARD M. JONES, RICHARD A. KASHNOW, L. DENNIS KOZLOWSKI,
                     RICHARD G. SIM AND RAYMOND S. TROUBH

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

               ________________________________________________

2. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

    all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.


                          (Continued on reverse side)




                         (Continued from reverse side)

                                      ESPP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                   Dated:  _____________________________, 19___

                                    __________________________________________

                                    __________________________________________
                                          Signature(s) of Shareholder(s)

                                    PLEASE SIGN PERSONALLY AS NAME APPEARS
                                    AT LEFT.  When signing as attorney,
                                    executor, administrator, personal
                                    representative, trustee or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If stock is held in the name of two or more persons, all should sign.

   PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE -
                              PLEASE DO NOT FOLD

                               APPLIED POWER INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 9, 1995
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Monday, January 9, 1995, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.  Election of Directors         [ ] FOR all nominees listed below (except  [ ] WITHHOLD AUTHORITY to vote for all nominees
                                      as marked to the contrary below)           listed  below


  JACK L. HECKEL, RICHARD M. JONES, RICHARD A. KASHNOW, L. DENNIS KOZLOWSKI,
                     RICHARD G. SIM AND RAYMOND S. TROUBH

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

               _______________________________________________

2. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

    all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.


                          (Continued on reverse side)




                         (Continued from reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                    Dated:  _____________________________, 19___

                                    __________________________________________

                                    __________________________________________
                                            Signature(s) of Shareholder(s)

                                    PLEASE SIGN PERSONALLY AS NAME APPEARS
                                    AT LEFT.  When signing as attorney,
                                    executor, administrator, personal
                                    representative, trustee or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If stock is held in the name of two or more persons, all should sign.

   PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE -
                              PLEASE DO NOT FOLD